November 2019

Forward Looking Statements and Non-GAAP Measures In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, the degree and nature of our competition, legislative and regulatory changes, including changes to the Internal Revenue Code of 1986, as amended (the “Code”), and related rules, regulations and interpretations governing the taxation of REITs; limitations imposed on our business and our ability to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes; and risks related to Ashford Inc.’s ability to complete the acquisition of Remington’s hotel management business on the proposed terms. These and other risk factors are more fully discussed in the company's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price or debt amount. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC or in the appendix to this presentation. The calculation of implied equity value is derived from an estimated blended capitalization rate (“Cap Rate”) for the entire portfolio using the capitalization rate method. The estimated Cap Rate is based on recent Cap Rates of publically traded peers involving a similar blend of asset types found in the portfolio, which is then applied to Net Operating Income (“NOI”) of the company’s assets to calculate a Total Enterprise Value (“TEV”) of the company. From the TEV, we deduct debt and preferred equity and then add back working capital and the company’s investment in Ashford Inc. to derive an equity value. The capitalization rate method is one of several valuation methods for estimating asset value and implied equity value. Among the limitations of using the capitalization rate method for determining an implied equity value are that it does not take into account the potential change or variability in future cash flows, potential significant future capital expenditures, the intended hold period of the asset, or a change in the future risk profile of an asset. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Braemar Hotels & Resorts Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security. Additional Information and Where to Find It In connection with Ashford Inc.’s acquisition of Remington Holdings, L.P.’s hotel management business, Ashford Inc. has filed a definitive proxy statement and Ashford Nevada Holding Corp. (a subsidiary of Ashford Inc., to be renamed Ashford Inc. at the closing of the transaction) has filed a Registration Statement on Form S-4 (Registration No. 333- 232736), which includes a joint proxy statement/prospectus. Additionally, Braemar Hotels & Resorts Inc. and Ashford Inc. file annual, quarterly and current reports, proxy and information statements and other information with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS OF BRAEMAR HOTELS & RESORTS INC. AND ASHFORD INC. ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT ASHFORD INC. WILL FILE WITH THE SECURITIES AND EXCHANGE COMMISSION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ASHFORD INC. AND THE TRANSACTION. The proxy/prospectus and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Ashford Inc. with the Securities and Exchange Commission, may be obtained free of charge at the Securities and Exchange Commission’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the Securities and Exchange Commission at Braemar Hotels & Resorts Inc.’s website, https://www.bhrreit.com and Ashford Inc.’s website, www.ashfordinc.com, under the “Investors” link, or by requesting them in writing or by telephone from us at 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254, Attn: Investor Relations or (972) 490-9600. Company Presentation // November 2019 2

Management Team RICHARD J. STOCKTON Chief Executive Officer & DERIC S. EUBANKS, CFA JEREMY J. WELTER President Chief Financial Officer Chief Operating Officer . 22 years of hospitality . 19 years of hospitality . 14 years of hospitality experience experience experience . 3 years with the Company . 16 years with the Company . 9 years with the Company (5 years with the Company’s . 15 years with Morgan Stanley . 3 years with ClubCorp predecessor) Cornell School of Hotel CFA charterholder . . . 5 years with Stephens Administration BS . Southern Methodist University Investment Bank . University of Pennsylvania BBA . Oklahoma State University BS MBA Company Presentation // November 2019 3

Strategic Overview Focused strategy of investing in luxury hotels and resorts Bardessono Hotel & Spa Grow organically through strong revenue and cost Yountville, CA control initiatives Grow externally through accretive acquisitions of high quality assets Pier House Resort Key West, FL Targets conservative leverage of Net Debt / Gross Assets of 45% with non-recourse property debt The Ritz-Carlton St. Thomas St. Thomas, USVI Highly-aligned management team and advisory structure Company Presentation // November 2019 4

2019 Q3 Hotel Operating Results Comparable Hotel Operating Results(1) 2019 Q3 2018 Q3 % Variance ADR $ 281.86 $ 280.01 0.7% Occupancy 83.3% 85.6% (2.6)% RevPAR $ 234.81 $ 239.58 (2.0)% RevPAR (not under renovation)(2) $ 250.48 $ 254.06 (1.4)% Total Hotel Revenue(3) $ 118,525 $ 119,790 (1.1)% Hotel EBITDA(3) $ 33,417 $ 35,558 (6.0)% Hotel EBITDA Margin 28.2% 29.7% (1.5)% COMPARABLE REVPAR(4) COMPARABLE HOTEL EBITDA(4) $235 $230 $145 $226 $141.3 $225 $140 $219 $136.7 $215 $135 $207 $205 $130 $199 $126.9 $195 millions) (In $125 $123.3 $121.1 $185 $120 $175 $115 2015 2016 2017 2018 2019 Q3 2015 2016 2017 2018 2019 Q3 TTM TTM (1) Includes: Bardessono, Hotel Yountville, Ritz-Carlton St. Thomas, Pier House, Marriott Seattle Waterfront, Capital Hilton, Sofitel Chicago, Hilton Torrey Pines, Courtyard San Francisco “The Clancy”, The Notary Hotel, Park Hyatt Beaver Creek, Ritz-Carlton Lake Tahoe and Ritz-Carlton Sarasota (2) Excludes: Park Hyatt Beaver Creek, The Notary Hotel, Courtyard San Francisco “The Clancy”, and St. Thomas Ritz-Carlton (3) In thousands (4) As reported in Earnings Releases: 2015, as reported on 2/25/2016; 2016 as reported on 2/22/2017; 2017 as reported on 2/28/2018; 2018 as reported on 2/27/2019; 2019 Q3 TTM as reported on 10/30/2019 Company Presentation // November 2019 5

2019 Q3 Highlights and Results Quarter Highlights • Adjusted funds from operations (AFFO) was $0.29 per diluted share for the quarter and Adjusted EBITDAre was $28.6 million for the quarter. • During the quarter, the Company announced the planned opening of The Clancy, an Autograph Collection property, in downtown San Francisco. The re-branded property, a conversion of the Courtyard San Francisco Downtown, is expected to officially open in early 2020. • During the quarter, the Company announced the opening of The Notary Hotel, an Autograph Collection property, in downtown Philadelphia. The re-branded property is a conversion of the Courtyard Philadelphia Downtown hotel. • Subsequent to quarter end, the Company announced a plan to dispose of the Ashford Inc. shares it owns. • Subsequent to quarter end, the Company announced the opening of The Maple Grove Presidential Villa at the Bardessono Hotel & Spa in Yountville, CA. Full Year Highlights ADJUSTED EBITDARE AFFO PER SHARE QUARTERLY DIVIDEND PER SHARE $125 $2.00 $0.80 $119.3 $120 $116.5 $1.60 $115 $111.1 $0.34 $109.1 $0.31 $0.15 $110 $0.20 $0.16 $0.16 $1.20 $0.38 $0.34 $105 $0.42 $0.37 $0.29 $0.40 $0.12 $0.16 $0.16 $0.16 $100 $95.1 $0.80 (In millions) (In $0.50 $0.56 $0.10 $95 $0.60 $0.42 $0.12 $0.62 $0.16 $0.16 $0.16 $90 $0.10 $0.40 $0.12 $85 $0.39 $0.46 $0.46 $0.44 $0.10 $0.16 $0.16 $0.16 $0.26 $0.10 $80 $0.00 $0.00 $0.05 2015 2016 2017 2018 2019 Q3 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 TTM Company Presentation // November 2019 6

High-Quality Hotels in Leading Urban & Resort Markets Capital Hilton Hotel Yountville The Notary Hotel The Ritz-Carlton Lake Tahoe Marriott Seattle Sofitel Chicago Magnificent Mile Washington D.C. Yountville, CA Philadelphia, PA Lake Tahoe, CA Seattle, WA Chicago, IL Capital Hilton Washington D.C. Renaissance Tampa Tampa, FL Bardessono Hotel & Spa Yountville, CA The Ritz-Carlton Sarasota, Courtyard San Francisco Sarasota, FL “The Clancy’ San Francisco, CA Hilton Torrey Pines Pier House Resort Park Hyatt Beaver Creek Pier House Resort The Ritz-Carlton St. Thomas La Jolla, CA Key West, FL Beaver Creek, CO Key West, FL St. Thomas, USVI Company Presentation // November 2019 Core Assets Non-Core Assets 7

Portfolio Detail • Core portfolio quality unparalleled in the $230 public lodging REIT sector • Geographically diversified portfolio (1) REVPAR located in strong markets Number of TTM TTM TTM TTM Hotel % of (1) (1) (1) (1) Core Location Rooms ADR OCC RevPAR EBITDA Total Bardessono Napa Valley, CA 62 $796 76% $602 $5,800 4.1% Hotel Yountville Napa Valley, CA 80 $552 74% $411 $6,151 4.4% Ritz-Carlton St. Thomas St. Thomas, USVI 180 $319 82% $262 $9,972 7.1% Pier House Key West, FL 142 $452 80% $362 $11,506 8.1% Park Hyatt Beaver Creek Beaver Creek, CO 190 $434 59% $255 $10,052 7.1% Marriott Seattle Waterfront Seattle, WA 361 $266 84% $224 $14,705 10.4% Capital Hilton Washington, D.C. 550 $233 83% $193 $13,947 9.9% Sofitel Chicago Magnificent Mile Chicago, IL 415 $207 82% $169 $8,138 5.8% The Notary Hotel Philadelphia, PA 499 $194 70% $135 $9,736 6.9% Hilton Torrey Pines La Jolla, CA 394 $218 84% $183 $15,882 11.2% Ritz-Carlton Sarasota Sarasota, FL 266 $386 72% $276 $12,801 9.1% Ritz-Carlton Lake Tahoe Truckee, CA 170 $558 69% $383 $8,503 6.0% Total Core 3,309 $292 77% $226 $127,193 90.0% Non-Core (2) Courtyard San Francisco Downtown San Francisco, CA 410 $298 89% $264 $14,057 10.0% Total Non-Core 410 $298 89% $264 $14,057 10.0% Total Portfolio 3,719 $293 79% $230 $141,250 100.0% Note: TTM Hotel EBITDA in thousands (1) TTM as of 9/30/2019 Company Presentation // November 2019 (2) Announced repositioning to ”The Clancy” // Autograph Collection by Marriott 8

EBITDA Contribution by Brand and Class 2019 Q3 TTM Hotel EBITDA by 2019 Q3 TTM Hotel EBITDA by Class(1) Brand(1) 0% 6% 7% 22% 10% 48% 52% 17% 21% 17% Ritz-Carlton Hilton Autograph Independent Luxury Upper Upscale Upscale Marriott Park Hyatt Sofitel (1) Comparable TTM as of 9/30/2019, see appendix for a reconciliation of TTM hotel net income (loss) to hotel TTM EBITDA; pro forma for Autograph conversion of Courtyard San Francisco Company Presentation // November 2019 9

Past Operating Performance Relative to Peers • Braemar has outperformed its REIT peers each of the past 4 years (Braemar results in green or red; REIT averages in black) RevPAR Growth 2015 2016 2017 2018 7.3% 2.4% -2.5%(1) -1.6%(2) 4.9% 1.5% 0.4% 2.4% Comparable Hotel EBITDA Growth 2015 2016 2017 2018 8.5% 3.7% 0.2% 3.1% 8.3% 2.5% -2.3% 1.9% Note: Comparable Results. Peers include CHSP, PEB, DRH, LHO (for years prior to 2018), and SHO (1) Due to Hurricane damage, St. Thomas Ritz-Carlton experienced a RevPAR decrease of 38.1% during the Q4 2017, but recorded $4.1M of Business Interruption (BI) insurance income (including Pier House Key West), which is reflected in hotel EBITDA Company Presentation // November 2019 (2) Due to Hurricane damage, St. Thomas Ritz-Carlton experienced a RevPAR decrease of 49.3% in 2018, but recorded BI insurance, which is reflected in hotel EBITDA 10

Courtyard San Francisco “The Clancy” – Recent Developments Financial Highlights Investment Cost $ 32.1 million Expected RevPAR uplift $ 50 Estimated EBITDA $18.5M vs. $14.6M(1) Estimated unlevered IRR ~ 20%(2) NEW LOBBY NEW FACADE Construction Timing (Completion) Guestrooms Done Lobby 2/19 - 3/20 Restaurant 2/19 - 3/20 Exterior 4/19 - 3/20 NEW RESTAURANT (1) Metrics are Courtyard and Autograph stabilized 2022 underwriting performance comparisons Company Presentation // November 2019 (2) 5yr. underwritten unlevered IRR assumes exit cap rate of 6.5%, RevPAR uplift of $50, displacement during renovation, and EBITDA flow of 13% - 51.6% post repositioning 11

Ritz-Carlton St. Thomas – Recent Developments Renovation Status • Permanent roof work is completed • Guestroom renovations underway • Target opening November 2019 • Forward booking rate +10% vs. pre-hurricane Reservations open November 22nd and after NEW FACADE Capital Investments(1) Lobby and New Retail Outlets $ 2.2M Repositioning Restaurant $ 5.6M New Family Pool $ 3.2M Pool Cabanas $ 1.4M Market/Cafe $ 1.3M Other Capital Improvements $ 9.5M NEW POOL Total Capital $ 23.2M (1) Non-insurance capital improvements; total capital improvements of $23.2M includes $14.7M of ROI 12 Company Presentation // November 2019 Projects

Bardessono Hotel & Spa – Recent Developments Highlights • Completed construction of luxury villa consisting of 3 large suites (1,000+SF) • ADR: $2,500 – $3,500/night per suite • $100K+ in revenue during the first month of sales Company Presentation // November 2019 13

Why We Focus on Luxury – Historical Performance LUXURY UPPER UPSCALE Greatest long-term Second greatest long- RevPAR growth of term RevPAR growth of 3.9%(1) 3.1%(1) 350 300 250 200 150 RevPAR (Indexed) RevPAR 100 50 Jul-90 Jul-95 Jul-00 Jul-05 Jul-10 Jul-15 Jan-88 Jan-93 Jan-98 Jan-03 Jan-08 Jan-13 Jan-18 Sep-99 Sep-09 Sep-89 Sep-94 Sep-04 Sep-14 Sep-19 Mar-92 Mar-97 Mar-02 Mar-07 Mar-12 Mar-17 Nov-88 Nov-93 Nov-98 Nov-03 Nov-08 Nov-13 Nov-18 May-91 May-96 May-01 May-06 May-11 May-16 Luxury Class Upper Upscale Class Upscale Class Upper Midscale Class Midscale Class Economy Class Source: STR Company Presentation // November 2019 (1) CAGR from 12/31/1987 to 9/30/2019 14

Market Outlook - 2020 Luxury and Upper Upscale are expected to outperform other chain scales in 2020 Chain Scale Occupancy ADR RevPAR Luxury (0.1)% 2.0% 1.9% Upper Upscale (0.4)% 1.2% 0.8% Upscale (0.3)% 0.7% 0.4% Upper Midscale (0.0)% 0.4% 0.4% Midscale (0.0)% 0.2% 0.2% Economy (0.0)% 0.9% 0.8% Independent (0.0)% 1.1% 1.1% U.S. Total 0.0% 1.0% 1.0% In 2020, ADR growth is expected to drive all of the RevPAR growth Company Presentation // November 2019 Source: PwC Hospitality Directions, August 2019 15

Internal Growth - 2020 Portfolio Positioned for Growth Autograph Autograph Conversion Conversion Complete Completed Q1 2020 July 2019 Courtyard San Francisco The Notary Hotel Beach Improvement Government Shutdown Completed No Signs of 2019 Impact Ritz-Carlton Sarasota Capital Hilton Villa Hurricane Construction Recovery Completed Complete Q4 Q3 2019 2019 Bardessono Hotel & Spa Ritz-Carlton St. Thomas Large Supply Lobby Growth Completed Supply Q3 2019 Growth Slowing Park Hyatt Beaver Creek Marriott Seattle Company Presentation // November 2019 16

External Growth – Luxury Markets ~272,000 total luxury hotel rooms in U.S.(1) TOP 15 LUXURY MARKETS BY ROOMS(1) TOP 15 LUXURY MARKETS BY REVPAR(1)(2) Market Hotels Rooms Market RevPAR Las Vegas, NV 18 24,137 Hawaii $471.79 New York, NY 61 15,238 Utah Area $430.37 Los Angeles/Long Beach, CA 65 13,163 New York, NY $374.95 Miami/Hialeah, FL 39 11,174 San Francisco/San Mateo, CA $330.72 Chicago, IL 26 8,158 California Central Coast $329.63 Hawaii 27 8,136 Los Angeles/Long Beach, CA $319.56 San Francisco/San Mateo, CA 45 8,023 California North $316.92 San Diego, CA 38 7,773 Boston, MA $287.08 Washington, DC-MD-VA 26 7,345 Colorado Area $285.86 Orlando, FL 9 6,022 Miami/Hialeah, FL $248.82 Atlanta, GA 18 5,300 Orlando, FL $239.60 California Central Coast 56 5,047 Washington, DC-MD-VA $223.00 Phoenix, AZ 13 5,045 Nashville, TN $218.51 New Orleans, LA 21 4,569 Seattle, WA $216.21 Boston, MA 16 4,295 Austin, TX $215.42 (1) Based on information provided by STR for luxury class as of 9/30/2019 Company Presentation // November 2019 (2) TTM as of 9/30/2019 17

Target Market Analysis(1) Market Size Fundamentals Pricing Desirability 300 250 200 150 100 50 0 Fundamentals Market Size Pricing Source: STR, RCA, and Bloomberg (1) Based on internal analysis as of 3/31/2019 18 Company Presentation // November 2019 Note: Fundamentals includes forecasts for RevPAR, employment growth, % of Union employed, and Office Rent Index.

Funding External Growth – Joint Venture Capital Investor Rationale - Institutional - Access lower cost alternative capital - Private Equity - Maintain transaction pipeline Incentive Fees - Family Office 5%-20% (GP) 80%-95% (LP) Benefits - Promoted structure - Diversification - Accretive growth Joint Venture - ROFOs - Asset - Exit strategy optionality - Portfolio - Fund Company Presentation // November 2019 19

Asset Management - Overview Revenue Optimization Legal 3 3 Asset Managers 3 Risk/Property Tax Team 10 Breakdown 4 5 Analytics Capital Management Company Presentation // November 2019 20

Case Study – Pier House Resort • Braemar purchased the asset in early 2014 for $92.7 million • Remington had recently taken over property management & has a proven ability to deliver superior results • Initial yield on cost was 7.4%, yield on cost on September 30, 2019 was 10.8%(1) Historical RevPAR Quarterly NOI and NOI Yield $390 $12,000 12.0% $370 $10,000 11.0% $350 $3,152 $2,451 10.0% NOI Cost Yield $8,000 $2,242 $2,157 $1,361 $330 9.0% $2,020 $1,016 $1,527 $6,000 $1,317 $1,480 $310 $1,116 $2,892 8.0% $2,185 $2,493 $2,423 $4,000 $2,104 $1,773 7.0% $290 Shaded Area denotes $) thousands (In potential Hurricane impact $2,000 $3,824 $270 $2,854 $3,224 $3,385 $3,383 $3,570 6.0% $250 $0 5.0% 2012 2013 2014 2015 2016 2017 2018 2019 Q3 2014 2015 2016 2017 2018 2019 (1) TTM Q1 Q2 Q3 Q4 NOI Yield Historical EBITDA & EBITDA Margin 12,000 Margin increase = 17% 50.0% 11,000 45.0% 10,000 Acquired by BHR Margin EBITDA 9,000 40.0% thousands) 8,000 35.0% ($ ($ in 7,000 6,000 30.0% EBITDA EBITDA 5,000 4,000 25.0% 2012 2013 2014 2015 2016 2017 2018 2019 Company Presentation // November 2019 Q3 TTM (1) TTM NOI yield based on gross book value 21

Case Study – Bardessono Hotel & Spa • Purchased for $85 million unencumbered by management. Installed Remington as property manager. • Initial TTM cap rate was 4.6%, yield on cost on September 30, 2019 was 7.1%(1) Quarterly NOI and NOI Yield Historical RevPAR $630 $6,000 9.0% 8.0% $610 $5,000 $1,354 $590 7.0% NOI on YieldCost $4,000 $1,238 6.0% $570 $357 $1,915 $3,000 $1,061 $550 $1,880 5.0% $1,915 $1,692 $530 $2,000 4.0% $1,566 $1,522 Shaded Area denotes 3.0% $510 potential wildfire impact $1,000 $1,442 (In thousands $) thousands (In $1,339 $1,369 $490 $1,025 $882 2.0% $0 $93 $364 $4 1.0% $470 ($438) ($1,000) 0.0% $450 2015 2016 2017 2018 2019 2014 2015 2016 2017 2018 2019 Q3 (1) TTM Q1 Q2 Q3 Q4 NOI Yield Historical EBITDA & EBITDA Margin 7,000 Margin increase = 9% 34.0% 6,500 32.0% 6,000 EBITDAMargin 30.0% 5,500 Acquired by BHR 28.0% thousands) 5,000 26.0% ($ in($ 4,500 24.0% 4,000 EBITDA EBITDA 3,500 22.0% 3,000 20.0% 2014 2015 2016 2017 2018 2019 Q3 TTM Company Presentation // November 2019 (1) TTM NOI yield based on gross book value 22

Case Study – Hilton La Jolla Torrey Pines • Hired an on-property sales person to supplement our sales cluster • Hired new GM; Extended the current ground lease • NOI yield on cost was 7.8% in 2015, yield on cost on September 30, 2019 was 10.1%(1) Historical RevPAR Quarterly NOI and NOI Yield $14,000 12.0% $200 $12,000 $2,891 10.0% $180 $2,225 $10,000 NOI on YieldCost $1,858 $2,287 8.0% $160 $3,253 $3,262 $3,315 $8,000 $2,367 $2,987 6.0% $140 thousands $) $6,000 $2,783 $3,486 $3,740 $3,209 4.0% $120 $4,000 $2,661 NOI (In (In NOI 2.0% $2,000 $4,209 $3,850 $100 $3,060 $2,883 $3,326 2012 2013 2014 2015 2016 2017 2018 2019 Q3 TTM $0 0.0% 2015 2016 2017 2018 2019 (1) Historical EBITDA & EBITDA Margin Q1 Q2 Q3 Q4 NOI Yield 18,000 Margin increase = 5% 35.0% 16,000 33.0% EBITDAMargin 14,000 12,000 31.0% 10,000 29.0% 8,000 27.0% EBITDA in (I$ thousands) EBITDA 6,000 4,000 25.0% 2012 2013 2014 2015 2016 2017 2018 2019 Q3 TTM Company Presentation // November 2019 (1) TTM NOI yield based on gross book value 23

Conservative Capital Structure TARGET LEVERAGE OVERVIEW Floating-rate debt Non-recourse debt typically provides a 45% lowers risk profile of natural hedge to the overall platform hotel cash flows Gross Assets Intended to maximize flexibility in Long-standing lender Net Debt all economic relationships environments Company Presentation // November 2019 24

Cash Management Strategy NET WORKING CAPITAL(1) CASH TO GROSS DEBT Cash & Cash Equivalents $76.4 Restricted Cash $55.6 TARGET 10% Accounts Receivable, net $18.5 Prepaid Expenses $6.1 Due from Third-Party Hotel Managers, net $16.0 Investment in Ashford Inc.(2) $4.7 Total Current Assets $177.4 $29.0M 6.9% 83% 49% Accounts Payable, net & Accrued Expenses $108.3 Dividends Payable 9.5 DIVIDEND CAD AFFO CAD(1),(4),(5) Due to Affiliates, net 4.4 YIELD(3) PAYOUT RATIO(1) PAYOUT RATIO(1) Total Current Liabilities $122.2 BENEFITS Net Working Capital $55.2 Park Hyatt Beaver Creek Beaver Creek, CO Defend our assets at financing maturity Opportunistic investments in severe economic downturn (1) As of 9/30/2019 (2) The company announced in 10/2/2019 that it will dispose of Ashford Inc.’s shares. Ashford Inc. purchased 19,897 shares for $30, and the remaining 174,983 shares were distributed on a pro-rata basis to Braemar common shareholders and unitholders (3) As of 10/31/2019 Company Presentation // November 2019 (4) Deducts preferred dividends and actual FF&E reserve payments which are between 4% and 5% of hotel revenue and adds back amortization of loan costs 25 (5) GAAP reconciliation in appendix

Debt Maturities The Notary Hotel OVERVIEW Philadelphia, PA 2022 1.6x 4.3% NEXT HARD DEBT FCCR(1) WEIGHTED AVG. MATURITY INTEREST RATE(1) Laddered debt maturities(1) 900 800 700 600 500 millions) 400 $806.5 ($ In($ 300 200 100 $158.5 $0.0 $100.0 0 $0.0 2019 2020 2021 2022 2023 Thereafter Fixed-Rate Floating-Rate Company Presentation // November 2019 (1) As of 9/30/2019 26

Long-Term Trading Premium(1) The top quartile of lodging REITs (by RevPAR) have consistently had higher quality assets and 2.0 traded at a premium relative to other peers over PREMIUM EBITDA TRADING MULTIPLE a long-term 10 year period (TURNS) 25.0x 23.0x 21.0x 19.0x 17.0x 15.0x 13.0x 11.0x 9.0x Fwd. Months 12 EBITDA Multiple 7.0x 5.0x Top Quartile Avg NTM EBITDA Multiple Peer Avg NTM EBITDA Multiple Source: STR, SNL Top Quartile: BEE, PEB, LHO, CHSP, SHO, HT (depending on existence) Company Presentation // November 2019 Peers: AHT, CLDT, DRH, FCH, HT, HPT, HST, INN, RLJ, SHO, APLE, PK, XHR, CHSP, SHO (depending on existence) 27 (1) Data is from 1/1/2006 to 9/30/2019

Highly Aligned Management Team 14.3% Management has significant personal wealth invested in the Company 3.7x Insider ownership 3.7x higher than REIT industry average $50M Total dollar value of insider ownership (as of 10/31/2019) 20.0% 18.0% 17.4% 16.0% 14.3% Highly-aligned management team is among 14.0% highest insider equity ownership of publicly- traded Hotel REITs 12.0% 10.6% 10.0% 8.0% 6.5% 6.0% 3.9% 4.0% 3.6% 2.7% 2.3% 1.7% 2.0% 1.6% 1.3% 1.1% 1.0% 0.9% 0.5% 0.0% AHT BHR HT APLE Peer CLDT CHSP INN RLJ XHR PEB HST SHO DRH PK Avg. REIT Avg includes: AHT, HT, APLE, CLDT, CHSP, RLJ, PEB, INN, HST, DRH, SHO, XHR, PK Source: Proxy and Company filings 28 Company Presentation // November 2019 Note insider equity ownership for BHR includes direct interests and interests of related parties

Key Takeaways Highest Quality Portfolio Amongst All Lodging REITs…In The Segment With Greatest Expected Growth Trajectory Bardessono Hotel & Spa Growing Organically: Rigorous Asset Management Yountville, CA While Mining Portfolio for Investment Opportunities Growing Externally: Redeploying Capital into Accretive Acquisitions Pier House Resort Key West, FL Shares Likely Undervalued vs Peers The Ritz-Carlton St. Thomas St. Thomas, USVI Highly Aligned Mgmt. Team That Is a Major Shareholder Company Presentation // November 2019 29

Appendix

Portfolio Performance RevPAR TTM RevPAR TTM Hotel EBITDA Core 2019 Q3 Growth YoY 2019 Q3 Growth YoY Per Room(1) Bardessono 2.1% 5.2% $93.5 Hotel Yountville 8.0% 5.9% $76.9 Ritz-Carlton St. Thomas * * $55.4 Pier House -6.0% 7.3% $81.0 Park Hyatt Beaver Creek -2.9% -4.8% $52.9 Marriott Seattle Waterfront -6.1% -7.8% $40.7 Capital Hilton 2.9% -2.6% $25.4 Sofitel Chicago Magnificent Mile -8.0% -0.6% $19.6 The Notary Hotel -6.5% -14.8% $19.5 Hilton Torrey Pines -5.1% 2.4% $40.3 Ritz-Carlton Sarasota 6.4% -0.1% $48.1 Ritz-Carlton Lake Tahoe 3.6% 2.4% $50.0 Total Core -2.0% -1.9% $38.4 Non-Core Courtyard San Francisco Downtown "The Clancy" -3.3% 8.9% $34.3 Total Portfolio -2.2% -0.6% $38.0 (1) In thousands • Denotes unavailability of data Company Presentation // November 2019 Note: Ritz-Carlton St. Thomas is excluded from these metrics. 31

Reconciliation of Net Income (Loss) to Cash Available for Distribution In thousands Three Months Ended Three Months Ended Three Months Ended Three Months Ended TTM Ended September 30, 2019 June 30, 2019 March 31, 2019 December 31, 2018 September 30, 2019 Net income (loss) $ (8,954) $ (5,623) $ (1,322) $ (13,913) $ (29,812) (Income) loss from consolidated entities attributable to noncontrolling interest (1,899) 248 (99) (274) (2,024) Net (income) loss attributable to redeemable noncontrolling interests in operating partnership 1,465 865 440 1,826 4,596 Preferred dividends (2,533) (2,532) (2,532) (2,083) (9,680) Net income (loss) attributable to common stockholders (11,921) (7,042) (3,513) (14,444) (36,920) Depreciation and amortization on real estate 16,036 17,669 15,904 14,320 63,929 Net income (loss) attributable to redeemable noncontrolling interests in operating partnership (1,465) (865) (440) (1,826) (4,596) Equity in (earnings) loss of unconsolidated entities 48 51 50 (27) 122 (Gain) loss on sale of hotel property 1,163 (9) - 88 1,242 Company's portion of FFO of OpenKey (51) (49) (51) (78) (229) FFO available to common stockholders and OP unitholders 3,810 9,755 11,950 (1,967) 23,548 Series B Cumulative Convertible Preferred Stock dividends 1,708 1,707 1,707 1,707 6,829 Transaction and management conversion costs 506 235 634 2,000 3,375 Other (income) expense 114 139 117 63 433 Interest expense accretion on refundable membership club deposits 213 213 225 300 951 Write-off of loan costs and exit fees 335 - 312 - 647 Amortization of loan costs 1,029 1,003 1,155 1,080 4,267 Unrealized (gain) loss on investments 1,471 4,626 (707) 4,672 10,062 Unrealized (gain) loss on derivatives 754 (654) 872 (721) 251 Non-cash stock/unit-based compensation 2,359 2,021 1,528 1,295 7,203 Legal, advisory and settlement costs 203 75 71 426 775 Advisory services incentive fee (132) (1,105) 1,314 (2,241) (2,164) Contract modification cost - - - - - Software implementation costs - - - - - Uninsured hurricane and wildfire related costs - - - - - Company's portion of adjustments to FFO of OpenKey 5 8 11 8 27 Adjusted FFO available to the common stockholders and OP unitholders $ 12,375 $ 18,023 $ 19,189 $ 6,622 $ 56,204 FFE reserve (net of noncontrolling interest) (5,148) (5,186) (5,688) (4,336) (20,358) Series B Cumulative Convertible Preferred Stock dividends (1,708) (1,707) (1,707) (1,707) (6,829) Cash available for distribution to the Company and OP unitholders $ 5,519 $ 11,130 $ 11,794 $ 579 $ 29,017 Company Presentation // November 2019 32

Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA In thousands except room and per room data Three Months Ended Three Months Ended Three Months Ended Three Months Ended TTM Ended September 30, 2019 June 30, 2019 March 31, 2019 December 31, 2018 September 30, 2019 Net income (loss) $ 9,196 $ 12,770 $ 16,470 $ 6,525 $ 44,961 Non-property adjustments 1,441 (9) - (26) 1,406 Interest income (79) (77) (62) (61) (279) Interest expense 4,829 4,965 4,856 4,342 18,992 Amortization of loan cost 229 209 345 284 1,067 Depreciation and amortization 16,831 18,474 16,686 15,092 67,083 Income tax expense (benefit) (78) 422 115 (353) 106 Non-hotel EBITDA ownership expense 1,048 1,395 1,279 1,147 4,869 Hotel EBITDA including amounts attributable to noncontrolling interest 33,417 38,149 39,689 26,950 138,205 Less: EBITDA adjustments attributable to consolidated noncontrolling interest (1,545) (2,527) (1,866) (1,519) (7,457) Hotel EBITDA attributable to the Company and OP unitholders $ 31,872 $ 35,622 $ 37,823 $ 25,431 $ 130,748 Non-comparable adjustments - 138 606 2,301 3,045 Comparable hotel EBITDA $ 33,417 $ 38,287 $ 40,295 $ 29,251 $ 141,250 Number of Rooms 3,719 Comparable Hotel EBITDA per Room $ 37,981 Company Presentation // November 2019 33

Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA In thousands Three Months Ended September 30, 2018 Net income (loss) $ 14,567 Non-property adjustments - Interest income (57) Interest expense 4,100 Amortization of loan cost 279 Depreciation and amortization 14,474 Income tax expense (benefit) (44) Non-hotel EBITDA ownership expense 26 Hotel EBITDA including amounts attributable to noncontrolling interest 33,345 Less: EBITDA adjustments attributable to consolidated noncontrolling interest (1,429) Hotel EBITDA attributable to the Company and OP unitholders $ 31,916 Non-comparable adjustments 2,213 Comparable hotel EBITDA $ 35,558 Company Presentation // November 2019 34

Reconciliation of Net Income to Hotel EBITDA by Property In thousands TTM Ended September 30, 2019 C hi c a go Capital Hilton S of i t e l San Francisco S e a t t l e Washington La Jolla Hilton Magnificent Bardessono Key West Pier H ot e l Park Hyatt The Notary C our t y a r d Sarasota Ritz- Lake Tahoe M a r r i ot t St. Thomas H ot e l D.C. Torrey Pines M i l e Hotel & Spa House Resort Yount v i l l e Beaver Creek H ot e l D ownt own C a r l t on Ritz-Carlton Wa t e r f r ont Ritz-Carlton Tot a l Net income (loss) $ 6,105 $ 10,315 $ 895 $ 108 $ 9,383 $ 697 $ 1,528 $ 437 $ 3,852 $ (2,194) $ (133) $ 10,630 $ 3,285 $ 44,961 Non-property adjustments — — — — — (9) — 1,186 — (23) — — 278 1,406 Interest income (54) (74) — — — — — (16) (16) (68) — (50) (1) (279) Interest expense — — — 2,000 9 2,549 3,504 — — 6,053 1,750 — 3,127 18,992 Amortization of loan cost — — — 137 — 145 275 — — 314 96 — 100 1,067 Depreciation and amortization 7,811 5,633 6,724 3,001 2,421 2,658 4,205 7,629 9,734 8,472 3,183 4,012 1,600 67,083 Income tax expense (benefit) — (44) — — — — — 94 — — — — 56 106 Non-hotel EBITDA ownership expense 85 52 519 556 (311) 112 540 405 487 247 537 113 1,527 4,869 Hotel EBITDA including amounts attributable to noncontrolling interest 13,947 15,882 8,138 5,802 11,502 6,152 10,052 9,735 14,057 12,801 5,433 14,705 9,972 138,205 Less: EBITDA adjustments attributable to consolidated noncontrolling interest (3,486) (3,971) — — — — — — — — — — — (7,457) Equity in earnings (loss) of unconsolidated entities — — — — — — — — — — — — — — Company's portion of EBITDA of OpenKey — — — — — — — — — — — — — — Hotel EBITDA attributable to the Company and OP unitholders $ 10,461 $ 11,911 $ 8,138 $ 5,802 $ 11,502 $ 6,152 $ 10,052 $ 9,735 $ 14,057 $ 12,801 $ 5,433 $ 14,705 $ 9,972 $ 130,748 Non-comparable adjustments — — — (2) 4 (1) — — — — 3,071 — — 3,045 Comparable hotel EBITDA $ 10,461 $ 11,911 $ 8,138 $ 5,800 $ 11,506 $ 6,151 $ 10,052 $ 9,735 $ 14,057 $ 12,801 $ 8,504 $ 14,705 $ 9,972 $ 141,250 Company Presentation // November 2019 35

Reconciliation of net income (loss) to EBITDA and Adjusted EBITDA In thousands Three Months Ended Three Months Ended Three Months Ended Three Months Ended TTM Ended September 30, 2019 June 30, 2019 March 31, 2019 December 31, 2018 September 30, 2019 Net income (loss) $ (8,954) $ (5,623) $ (1,322) $ (13,913) $ (29,812) Interest expense and amortization of loan costs 13,646 14,055 14,193 13,712 55,606 Depreciation and amortization 16,831 18,474 16,686 15,092 67,083 Income tax expense (benefit) 155 411 927 (82) 1,411 Equity in (earnings) loss of unconsolidated entity 48 51 50 88 237 Company's portion of EBITDA of OpenKey (50) (48) (49) (77) (224) EBITDA 21,676 27,320 30,485 14,820 94,301 (Gain) loss on sale of hotel property 1,163 (9) — (27) 1,127 EBITDAre 22,839 27,311 30,485 14,793 95,428 Amortization of fav orable (unfav orable) contract assets (liabilities) 129 118 119 52 418 Transaction and management conv ersion costs 506 235 634 2,000 3,375 Other (income) expense 114 139 117 63 433 Write-off of loan costs and exit fees 335 — 312 — 647 Unrealized (gain) loss on inv estments 1,471 4,626 (707) 4,672 10,062 Unrealized (gain) loss on deriv ativ es 754 (654) 872 (721) 251 Non-cash stock/unit-based compensation 2,359 2,021 1,528 1,295 7,203 Legal, adv isory and settlement costs 203 75 71 426 775 Adv isory serv ices incentiv e fee (132) (1,105) 1,314 (2,241) (2,164) Company's portion of adjustments to EBITDAre of OpenKey 4 7 11 8 30 Adjusted EBITDAre $ 28,582 $ 32,773 $ 34,756 $ 20,347 $ 116,458 Company Presentation // November 2019 36